UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     January 15, 2003
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                                  Merisel, Inc.
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                (Exact name of registrant as specified in its charter)


Delaware                          0-17156                        95-4172359
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(State or other jurisdiction   (Commission                     (IRS Employer
of incorporation)                File Number)               Identification No.)

              200 Continental Boulevard, El Segundo, California 90245-0948
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              (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (310) 615-3080
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5.  Other Events

On January 15, 2003, Merisel, Inc. issued a press release announcing, among other things, that it has received notification from Nasdaq indicating that it has not maintained the minimum $5 million market value of its publicly held common shares (excluding shares held by affiliates) that is required for listing on The Nasdaq National Market. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. Merisel has appealed the Nasdaq decision and the delisting of Merisel's common stock has been stayed until such time as such appeal is finally determined. There can be no assurance that the appeal will be successful or that Merisel will maintain its listing on The Nasdaq National Market.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits:

         99.1  Press release dated January 15, 2003 regarding NASDAQ delisting.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MERISEL, INC.




Date:  January 21, 2003              /s/Timothy N. Jenson
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                                      Timothy N. Jenson
                                      Chief Executive Officer, President and
                                      Chief Financial Officer
                                     (Principal Executive and Financial Officer)